UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

DUSSAULT APPAREL INC.
Exact name of registrant as specified in its charter

Nevada	000-52452	98-0513727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 Shore Drive South, South Pasadena, FL	33707
(Address of principal executive offices)	(Zip Code)

(727) 902-2594
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01   Entry Into a Material Definitive Agreement

On May 31, 2013, Dussault Apparel Inc. (the “Company”) received notice of a renewal agreement from JX Apparel Ltd.

JX Apparel provided notice to the Company that it was exercising its option as specified in the distribution agreement with the Company dated March 13, 2013.    The option for renewal begins on August 1, 2013 and rund for a term of three years.   All other terms and conditions remain as in the original distribution agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Renewal Agreement between the Company and JX Apparel Ltd. dated May 31, 2013	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUSSAULT APPAREL INC.

Dated: May 31, 2013	By:	/s/ Natalie Bannister
	Name:	Natalie Bannister
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Chief Financial Officer and Director